Exhibit 10.3

Form of Continuing Guaranty

Dated as of May 14, 2013

Guaranty. To induce JPMorgan Chase Bank, N.A., whose address is 201 N. Central Ave, 21st Floor, AZl-1178, Phoenix, AZ 85004 (together with its successors and assigns, the "Bank"), at its option, to make financial accommodations, make or acquire loans, extend or continue credit or some other benefit, including letters of credit and foreign exchange contracts, present or future, direct or indirect, and whether several, joint or joint and several, to SkyMall, LLC (whether one or more, the "Borrower", individually and collectively, if more than one), and because the undersigned (the "Guarantor") has determined that executing this Guaranty is in its interest and to its financi,fll benefit, the Guarantor absolutely and unconditionally guarantees to the Bank the performance of and full and prompt payment of the Liabilities when due, whether at stated maturity, by acceleration or otherwise, provided however, that the Liabilities shall not include any Excluded Swap Obligations (as defined below). The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for any fees, charges, costs and expenses, including reasonable attorneys' fees (including fees and expenses of counsel for the Bank that are employees of the Bank or its affiliates) and court costs, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any Collateral (collectively, "Collection Amounts"). The Guarantor's obligations under this Guaranty shall be payable in lawful money of the United States of America.

"Excluded Swap Obligation" means any Swap Obligation (as defined below) as to which it is or becomes unlawful under the Commodity Exchange Act (as defined below) for the Guarantor to guaranty hereunder because (i) the Guarantor is not an "eligible contract participant" (as defined in the Commodity Exchange Act) at the time this Guaranty shall become effective with respect to such Swap Obligation, or (ii) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a "financial entity," as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto) at the time this Guaranty shall become effective with respect to such Swap Obligation. "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute and/or any rule, regulation or order of the Commodity Futures Trading Conunission (or the application or official interpretation of any thereat). "Swap Obligation" means any obligation to pay or perform under any agreement, contract or transaction that constitutes a "swap" within the meaning of section Ia(47) of the Commodity Exchange Act.

Liabilities. The term "Liabilities" in this Guaranty means all debts, obligations, indebtedness and liabilities of every kind and character of the Borrower, whether individual, joint and several, contingent or otherwise, now or hereafter existing in favor of the Bank, including, without limitation, all liabilities, interest, costs and fees, arising under or from any note, open account, overdraft, credit card, lease, Rate Management Transaction, letter of credit application, endorsement, surety agreement, guaranty, acceptance, foreign exchange contract or depository service contract, whether payable to the Bank or to a third party and subsequently acquired by the Bank, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceedings, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. The Guarantor and the Bank specifically contemplate that Liabilities include indebtedness hereafter incurred by the Borrower to the Bank. The term "Rate Management Transaction" in this Guaranty means any transaction (including an agreement with respect thereto) that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option, derivative transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

Limitation. The Guarantor's obligation under this Guaranty is UNLIMITED.

Continued Reliance. This Guaranty shall remain in effect until payment in full of the Remaining Liabilities, as defined below, following termination of this Guaranty by the Guarantor in accordance with this paragraph. This Guaranty will continue to be in effect until final payment and performance in full of all Liabilities and the termination of any commitment of the Bank to make loans or other financial accommodations to the Borrower. The Guarantor may terminate the Guarantor's liability for Liabilities not in existence or for which the Bank has no commitment to advance or acquire by delivering written notice to the Bank as set forth in the paragraph below captioned "Notice." After the Guarantor's termination of this Guaranty, the Guarantor will continue to be liable for the following amounts (the "Remaining Liabilities"): (i) all Liabilities existing on the effective date of termination, (ii) all Liabilities to which the Bank has committed to advance or acquire prior to the effective termination date (whether or not the Bank is contractually obligated to advance or acquire the loans or extensions of credit), (iii) all subsequent renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements and amendments (but not increases) of those Liabilities, (iv) all interest accruing on those Liabilities  after the effective termination  date and (v) all Collection Amounts  incurred with respect to those Liabilities, on or after the effective termination date. The Bank may continue to permit the Borrower to incur Liabilities and to issue commitments to the Borrower to advance or acquire Liabilities in reliance on this Guaranty until the effective date of termination, regardless of whether at any time or from time to time there are no existing Liabilities nor commitment by the Bank to advance or acquire Liabilities.

Security. The term "Collateral" in this Guaranty means all real or personal property described in all security agreements, pledge agreements, mortgages, deeds of trust, assignments, or other instruments now or hereafter executed in connection with any of  the Liabilities. If applicable, the Collateral secures the payment of the Liabilities.

Bank's Right of Setoff. In addition to the Collateral, if any, the Guarantor grants to the Bank a security interest in the Accounts, and the Bank is authorized to setoff and apply, all Accounts, Securities and Other Property, and Bank Debt against any and all Liabilities of the Borrower and all obligations of the Guarantor under this Guaranty. This right of setoff may be exercised at any time and from time to time, and without prior notice to the Guarantor. This security interest in the Accounts and right of setoff may be enforced or exercised by the Bank regardless of whether or not the Bank has made any demand under this paragraph or whether the Liabilities are contingent, matured, or unmatured. Any delay, neglect or conduct by the Bank in exercising its rights under this paragraph will not be a waiver of the right to exercise this right of setoff or enforce this security interest in the Accounts. The rights of the Bank under this paragraph are in addition to other rights the Bank may have by law. In this paragraph: (a) the term "Accounts" means any and all accounts and deposits of the Guarantor (whether general, special, time, demand, provisional or final) at any time held by the Bank (including all Accounts held jointly with another, but excluding any IRA or Keogh Account, or any trust Account in which a security interest would  be prohibited by law); (b) the term "Securities and Other Property" means any securities entitlements, securities accounts, investment property, financial assets and all securities and other property of the Guarantor in the custody, possession or control of the Bank, JPMorgan Chase & Co. and their respective subsidiaries and affiliates (other than property held by the Bank in a fiduciary capacity); and (c) the term "Bank Debt" means all indebtedness at any time owing by the Bank to or for the credit or account of the Guarantor and any claim of the Guarantor (whether individual, joint and several or otherwise) against the Bank now or hereafter existing.

Remedies/Acceleration. If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement. The Bank is authorized to cause  all or any part of  the Collateral  to  be transferred to or registered in its name or in the name of any other person or business entity with or without designation of the capacity of that nominee. The Guarantor is liable for any deficiency in payment of any Liabilities whether of principal, interest, fees, costs or expenses remaining after the disposition of any Collateral. The Guarantor is liable to the Bank for all reasonable costs and expenses of any kind incurred in the making and  collection  of this  Guaranty,  including  without  limitation  reasonable  attorneys'  fees and  court costs. These costs and expenses include without limitation any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.  All  obligations of the Guarantor to the Bank under this Guaranty,  whether  or not then due or absolute or contingent, shall, at the option of the Bank, without notice or demand,  become  due  and  payable immediately  upon the occurrence of any default or event of default under the terms of any of the Liabilities or otherwise with respect to any agreement related to the Liabilities (or any other event that results in acceleration of the maturity of any Liabilities, including without limitation, demand for payment of any Liabilities constituting demand obligations or automatic acceleration in a legal proceeding)  or the occurrence of any default under this Guaranty.

Permissible Actions. If any monies become available from any source other than the Guarantor that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited  to applying them against obligations, indebtedness or liabilities which are not covered by this Guaranty. The Bank may take any action against the Borrower, the Collateral, or any other person liable for any of the Liabilities. The Bank may release the Borrower or anyone else from the Liabilities, either in whole or in part, or release the Collateral, and need not perfect a security interest in the Collateral. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the Collateral or any other collateral for the Liabilities, or exercise any right of set-off. The Guarantor authorizes the Bank, without notice or demand and without affecting the Guarantor's obligations hereunder, from time to time, to: (a) renew, modify, compromise, rearrange, restate, consolidate,  extend, accelerate, postpone, grant any indulgence or otherwise change the time for payment of, or otherwise change the terms  of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, sureties, Guarantor or other guarantors; (c) take and hold Collateral for the payment of this Guaranty or the Liabilities, and enforce, exchange, impair, substitute, subordinate, waive or release any Liabilities or any Collateral for the Liabilities; (d) proceed against such Collateral and direct the order or manner of sale of such Collateral as the Bank in its discretion may determine; (e) apply any and all payments from the Borrower, the Guarantor or any other obligor on the Liabilities, or recoveries from such Collateral, in such order or manner as the Bank in its discretion may determine; and (t) to accept any partial payment of Liabilities or collateral for the Liabilities. The Guarantor's obligations under this Guaranty shall not be released, diminished or affected by (i) any act or omission of the Bank, (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower, any other obligor or any of their respective assets, (iii) any change in the composition or structure of the Borrower, the Guarantor or any other obligor on the Liabilities, including a merger or consolidation with any other person or entity, or (iv) any payments made upon the Liabilities. The Guarantor hereby expressly consents to any impairment of Collateral, including, but not limited to, failure to perfect a security interest and release Collateral and any such impairment or release shall not affect the Guarantor's obligations hereunder.

Nature of Guaranty. This Guaranty is an absolute guaranty of payment and performance and not of collection. Therefore, the Bank may insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, the Collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute even if all or any part of any agreement between the Bank and the Borrower is unenforceable, void, voidable or illegal or uncollectible due to incapacity, lack of power or authority, discharge or for any reason whatsoever, and regardless of the existence of any defense, setoff, discharge or counterclaim (in any case, whether based on contract, tort or any other theory) which the Borrower may assert. If the Borrower is a corporation, limited liability company, partnership or trust, it is not necessary for the Bank to inquire into the powers of the Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf, and any of the Liabilities made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Without limiting the foregoing, the Guarantor's liability is absolute and unconditional irrespective of and shall not be released, diminished or affected by: (a) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure, render unenforceable or otherwise affect any term of any Liabilities; or (b) any war, riot or revolution impacting multinational companies or any act of expropriation, nationalization or currency inconvertibility or nontransferability arising from governmental, legislative or executive measures affecting any obligor or the property of any obligor on the Liabilities.

Other Guarantors. If there is more than one Guarantor, the obligations under this Guaranty are joint and several. In addition, each Guarantor under this Guaranty shall be jointly and severally liable with any other guarantor of the Liabilities. If the Bank elects to enforce its rights against fewer than all guarantors of the Liabilities, that election does not release the Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to impair, waive, alter or release the Guarantor's obligations.

Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by the Borrower, or any other obligor or guarantor of the Borrower's obligations to the Bank (each an "Obligor') to honor  all of its obligations under this  Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this section for the maximum amount of such liability that can be hereby incurred without rendering  its obligations under this section or otherwise under this Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this section shall remain in full force and effect until the payment of all Liabilities and Remaining Liabilities. Each Qualified ECP Guarantor intends that this section constitute, and be deemed to constitute, a "keepwell, support, or other agreement" for the benefit of each other Obligor for all purposes of Section I a( I 8)(A)(v)(Il) of the Commodity Exchange Act. "Qualified ECP Guarantor" means, in respect of any Swap Obligation, each Obligor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an "eligible contract participant" under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an "eligible contract participant" at such time by entering into a keepwell under Section la(l8)(A)(v)(II) of the Commodity Exchange Act.

Rights of Subrogation. The Guarantor waives and agrees not to enforce any rights of subrogation, contribution, reimbursement, exoneration or indemnification that it may have against the Borrower, any person liable on the Liabilities, or the Collateral, until the Borrower and the Guarantor have fully performed all their obligations to the Bank, even if those obligations are not covered by this Guaranty.

Waivers. To the maximum extent not prohibited by applicable law, the Guarantor waives (a) to the extent not prohibited by applicable law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, and (b) any right the Guarantor may have to receive notice of the following matters before the Bank enforces any of its rights: (i) the Bank's acceptance of this Guaranty, (ii) incurrence or acquisition of any Liabilities (including, without limitation, any material alteration of the Liabilities), any credit that the Bank extends to the Borrower, Collateral received or delivered, default by any party to any agreement related to the Liabilities or other action taken in reliance on this Guaranty, and all notices and other demands of any description, (iii) diligence and promptness in preserving liability against any obligor on the Liabilities, and in collecting or bringing suit to collect the Liabilities from any obligor on the Liabilities or to pursue any remedy in the Bank's power to  pursue; (iv)  notice of extensions, renewals, modifications, rearrangements, restatements and substitutions of the Liabilities or any Collateral for the Liabilities; (v) notice of failure to pay any of the Liabilities as they mature, any other default, adverse facts that would  affect the Guarantor's risk, any adverse change in the financial condition of any obligor on the Liabilities, release or substitution of any Collateral, subordination of the Bank's rights in any Collateral, and every other notice of every kind that may lawfully be waived; (vi) the Borrower's default, (vii) any demand, diligence, presentment,  dishonor and protest, or (viii) any action that the Bank takes regarding the Borrower, anyone else, the Collateral, or any of the Liabilities, which it might be entitled to by law or under any other agreement, (c) any right it may have to require the Bank to proceed against the Borrower, any other obligor or guarantor of the Liabilities, or the Collateral for the Liabilities or the Guarantor's obligations under this Guaranty, or pursue any remedy in the Bank's power to pursue, (d) any defense based on any claim that the Guarantor's obligations exceed or are more burdensome than those of the Borrower,  (e) the  benefit  of  any  statute  of  limitations affecting the Guarantor's obligations hereunder or the enforcement hereof, (t) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities, (g) any defense based on or arising out of the Bank's negligent administration  of the Liabilities,  and (h) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of this Guaranty is effective unless it is in writing and signed by the party against whom it is being enforced.

Additional Waivers and Consents. Without limiting any waiver, consent or agreement in this Guaranty, the Guarantor further waives any and all benefits under Arizona Revised Statutes Section 12-1641through12-1646, inclusive, and Rule 17(t) of the Arizona Rules of Civil Procedure, including any revision or replacement of such statutes or rules hereafter enacted.

Cooperation. The Guarantor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Bank's collateral free and clear of all liens.

Reinstatement. The Guarantor agrees that to the extent any payment or transfer is received by the Bank in connection with the Liabilities, and all or any part of the payment or transfer is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be transferred or repaid by the Bank or transferred or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any of those payments or transfers is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of this Guaranty, or whether the Guaranty has been marked paid, released or canceled, or returned to the Guarantor and, to the extent of the payment, repayment or other transfer by the Bank, the Liabilities or part intended to be satisfied by the Preferential Payment shall be revived and continued in full force and effect as if the Preferential Payment had not been made.

Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Liabilities and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Bank does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

Financial Information. The Guarantor further agrees that the Guarantor shall provide to the Bank the financial statements and other information relating to the financial condition, properties and affairs of the Guarantor as the Bank requests from time to time.

Severability. The provisions of this Guaranty are severable, and if any one or more of the obligations of the Guarantor under this Guaranty or the provisions of this Guaranty is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Guarantor and the remaining provisions shall not in any way be affected or impaired; and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of such obligation(s) or provision(s) in any other jurisdiction; provided, however, notwithstanding the foregoing, in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy,  insolvency,  reorganization  or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of the Guarantor's  liability  under  this Guaranty,  then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

Representations and Warranties by Guarantor. The Guarantor represents and warrants that the following statements are true and will remain true until termination of this Guaranty and payment in full of all Liabilities: (a) the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) this Guaranty is a valid and binding agreement, enforceable according to its terms; (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates; (d) the Guarantor has filed all federal and state tax returns that are required to be filed, has paid all due and payable taxes and assessments against the property and income of the Guarantor and all payroll, excise and other taxes required to be collected and held in trust by the Guarantor for any governmental authority; (e) the Guarantor has determined that this Guaranty will benefit the Guarantor directly or indirectly; (f) the Guarantor has (i) without reliance on the Bank or any information received from the Bank and based upon the records and information the Guarantor deems appropriate, made an independent investigation of the Borrower, the business, assets, operations, prospects and condition, financial or otherwise, of the Borrowers and any circumstances that may bear upon those transactions, the Borrower or the obligations, liabilities and risks undertaken in this Guaranty with respect to the Liabilities; (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower and the Bank has no duty to provide any information concerning the Borrower or any other obliger to the Guarantor; (iii) full and complete access to the B01TOwer and any and all records relating to any Liabilities now and in the future owing by the Borrower; (iv) not relied and will not rely upon any representations or warranties of the Bank not embodied in this Guaranty or any acts taken by the Bank prior to and after execution or other authentication and delivery of this Guaranty (including but not limited to any review by the Bank of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrower); and (v) determined that the Guarantor will receive benefit, directly or indirectly, and has or will receive fair and reasonably equivalent value for, the execution and delivery of this Guaranty; (g) by entering into this Guaranty, the Guarantor does not intend to incur or believe that the Guarantor will incur debts that would be beyond the Guarantor's ability to pay as those debts mature; (h) the execution and delivery of this Guaranty are not intended to hinder, delay or defraud any creditor of the Guarantor; and (i) the Guarantor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Guarantor are unreasonably small in relation to the business or transaction, and any property remaining with the Guarantor after the execution or other authentication of this Guaranty is not unreasonably small capital. Each Guarantor, other than a natural person, further represents that: (I) it is duly organized, validly existing and in good standing under the laws of the state where it is organized and in good standing in each state where it is doing business; and (2) the execution and delivery of this Guaranty and the performance of the obligations it imposes (A) are within its powers and have been duly authorized by all necessary action of its governing body, and (B) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement or document governing its affairs.

Notice. Except as otherwise provided in this Guaranty, any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (i) upon receipt if delivered by hand, (ii) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (iii) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision. Notice of terminations, as provided above, will not be deemed received until actually received by the Manager of Commercial Loan Documentation Division, ILl-1145 (Floor 7), 10 S. Dearborn, Chicago, IL 60670, Attn: Manager of Commercial Loan Documentation Division under written receipt and shall be effective at the opening of the Bank for business on the third Delivery Day after receipt of the notice.

Governing Law and Venue. This agreement shall be governed by and construed in accordance with the laws of the State of Arizona (without giving effect to its laws of conflicts). The Guarantor agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Bank in any state or federal court located in the State of Arizona, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Guarantor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Guarantor waives any claim that the State of Arizona is not a convenient forum or the proper venue for any such suit, action or proceeding.

Miscellaneous. The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or any one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty binds the Guarantor's heirs, successors and assigns, and benefits the Bank and its successors and assigns. The Bank may assign this Guaranty in whole or in part without  notice. The Guarantor agrees that the Bank may provide any information or knowledge the Bank may have about the Guarantor or about any matter relating to this Guaranty to JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, or to one or more purchasers or potential purchasers of this Guaranty or the Liabilities guaranteed hereby. The use of headings does not limit the provisions of this Guaranty. Time is of the essence under this Guaranty and in the performance of every term, covenant and obligation contained herein.

WAIVER OF SPECIAL DAMAGES. THE GUARANTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY  LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE GUARANTOR AND THE BANK(BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE GUARANTOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Address: 80 East Rio Salado Parkway, Suite 115 Tempe, AZ 85281	Guarantor: